                                                                 Exhibit 10.1(e)


                                                                  EXECUTION COPY

                      SIXTH AMENDMENT TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of November 13, 2003 (this "Amendment"), is among STEEL DYNAMICS, INC. (the "Borrower"), the Lenders (as defined below) signatories hereto, JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent, and MORGAN STANLEY SENIOR FUNDING, INC., as Arranger and Syndication Agent.

                            W I T N E S S E T H:

         WHEREAS, the Borrower, certain financial institutions and other Persons (such capitalized term and other capitalized terms used in these recitals to have the meanings set forth or defined by reference in Part I below) from time to time parties thereto (collectively, the "Lenders"), JPMorgan Chase Bank, as Collateral Agent, the Administrative Agent, General Electric Capital Corporation, as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Arranger and Syndication Agent, are parties to the Credit Agreement, dated as of March 26, 2002, as amended by the First Amendment to the Credit Agreement, dated as of August 6, 2002, as waived by the Letter Waiver, dated as of October 6, 2002, as amended by the Second Amendment to the Credit Agreement, dated as of December 16, 2002, as amended by the Third Amendment to the Credit Agreement, dated as of January 23, 2003, as amended by the Fourth Amendment to the Credit Agreement, dated as of February 20, 2003, and as amended by the Fifth Amendment to the Credit Agreement, dated as of August 7, 2003 (such Credit Agreement, as so amended and waived, the "Existing Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects (the Existing Credit Agreement, as so amended or otherwise modified by this Amendment, being referred to as the "Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

                                     PART I
                                  DEFINITIONS

         SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the third recital.

         "Existing Credit Agreement" is defined in the first recital.

         "Sixth Amendment Effective Date" is defined in Subpart 3.1.

         "Lenders" is defined in the first recital.

         SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                    PART II
                                   AMENDMENTS

         Effective on (and subject to the occurrence of) the Sixth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part; except as so amended or otherwise modified by this Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

         SUBPART 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Subpart 2.1.1.

                  SUBPART 2.1.1. Article I is hereby amended by inserting the following new definitions therein in the appropriate alphabetical order:

                           "Dealer" means a dealer of U.S. government securities
                  reasonably satisfactory to the Administrative Agent and the Arranger from which the Borrower shall borrow the Original Bond pursuant to the Repurchase Agreement.

                           "Original Bond" means a U.S. Treasury Bond with a
                  face value of up to $65,000,000, borrowed by the Borrower pursuant to the Repurchase Agreement.

                           "Repurchase Agreement" means an agreement reasonably
                  satisfactory to the Arranger and the Administrative Agent pursuant to which the Borrower shall borrow the Original Bond from the Dealer, with the obligation to return the Substitute Bond at the conclusion of such agreement no later than the day that is 365 days after the date of the Repurchase Agreement.

                           "Reverse Repurchase Agreement" means an agreement
                  between the Borrower and the Dealer reasonably satisfactory to the Arranger and the Administrative Agent pursuant to which the Borrower shall invest the proceeds of the Short Bond Sale.

                           "Short Bond Sale" means the short sale of the
                  Original Bond by the Borrower at fair market value.

                           "Short Bond Transaction" means the Short Bond Sale
                  and the transactions contemplated by the Repurchase Agreement and the Reverse Repurchase Agreement.

                           "Sixth Amendment" means the Sixth Amendment, dated as
                  of November 13, 2003, to this Agreement among the Borrower, the Administrative Agent, Morgan Stanley Senior Funding, Inc. and the Lenders parties thereto.

                           "Sixth Amendment Effective Date" is defined in
                  Subpart 3.1 of the Sixth Amendment.

                           "Substitute Bond" means the U.S. Treasury Bond which
                  the Borrower intends to purchase to return to the Dealer to satisfy the requirements of the Repurchase Agreement.

         SUBPART 2.2. Amendment to Article II. Article II of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.2.1 and 2.2.2.

                  SUBPART 2.2.1. Section 2.06(b)(ii) of the Existing Credit Agreement is hereby amended by adding the following proviso immediately after the first proviso therein:

                           "provided, further, however, that the Borrower shall
                  also not be required to make any such prepayment and deposit with respect to Net Cash Proceeds realized from any sale of assets permitted under sub-clause (vii) of Section 5.02(e)."

                  SUBPART 2.2.2. Section 2.06(b)(iii) of the Existing Credit Agreement is hereby amended by adding the following proviso immediately before the period at the end of the first sentence thereof:

                           "provided, however, that on the date of receipt of
                  the Net Cash Proceeds from the issuance of Debt permitted under clause (i)(E) of Section 5.02(b), the Borrower shall prepay an aggregate principal amount of the Advances comprising part of the same Borrowings and deposit an amount in the L/C Cash Collateral Account in accordance with clause
                  (viii) below in an amount equal to the lesser of (A) 50% of the amount of such Net Cash Proceeds, or (B) $50,000,000; provided, further, that the remaining balance of such Net Cash Proceeds arising from the issuance of Debt permitted under clause (i)(E) of Section 5.02(b) shall be applied from time to time for the purpose of prefunding certain permitted Capital Expenditures."

         SUBPART 2.3. Amendment to Article V. Article V of the Existing Credit Agreement is hereby amended in accordance with Subparts 2.3.1 through 2.3.12.

                  SUBPART 2.3.1. Section 5.01(p) of the Existing Credit Agreement is hereby amended by (a) deleting the figure "50%" contained therein and (b) inserting the figure "40%" in replacement therefor. SUBPART 2.3.2. Section 5.02(a) of the Existing Credit Agreement is hereby amended by inserting at the end thereof a new sub-clause (vi) to read as follows: "(vi) Liens on (and only on) rights arising under the Reverse Repurchase Agreement securing obligations under (and only obligations under) the Repurchase Agreement."

                  SUBPART 2.3.3. Section 5.02(a) of the Existing Credit Agreement is hereby further amended by (a) deleting "and" at the end of sub-clause (iv) thereof, (b) deleting the punctuation mark "." at the end of sub-clause (v) thereof and inserting the punctuation mark ";" in replacement therefor and (c) inserting "and" immediately after the punctuation mark ";" at the end of sub-clause (v) thereof.

                  SUBPART 2.3.4. Section 5.02(b)(i) of the Existing Credit Agreement is hereby amended by inserting at the end thereof the following new sub-clause (G):

                           "(G) Debt incurred pursuant to the Repurchase
                  Agreement in an amount not to exceed $65,000,000."

                  SUBPART 2.3.5. Section 5.02(b)(i) of the Existing Credit Agreement is hereby further amended by (a) deleting "and" at the end of sub-clause (E) thereof, (b) deleting the punctuation mark "." at the end of sub-clause (F) thereof and inserting the punctuation mark ";" in replacement therefor and (c) inserting "and" immediately after the punctuation mark ";" at the end of sub-clause (F) thereof.

                  SUBPART 2.3.6. Section 5.02(e) of the Existing Credit Agreement is hereby amended by inserting immediately before the proviso at the end thereof the following new sub-clause (vii):

                           "(vii) the sale of the Original Bond for fair market
                  value in connection with the Short Bond Transaction;"

                  SUBPART 2.3.7. Section 5.02(e) of the Existing Credit Agreement is hereby further amended by (a) deleting "and" at the end of sub-clause (iv) thereof, (b) deleting the punctuation mark "." at the end of sub-clause (vi) thereof and inserting the punctuation mark ";" in replacement therefor, and (c) inserting "and" immediately after the punctuation mark ";" at the end of sub-clause (vi) thereof.

                  SUBPART 2.3.8. Section 5.02(f) of the Existing Credit Agreement is hereby amended by inserting at the end thereof the following new sub-clause (xv):

                           "(xv) Investments in certain U.S. Treasury Bonds in
                  connection with the Short Bond Transaction."

                  SUBPART 2.3.9. Section 5.02(f) of the Existing Credit Agreement is hereby further amended by (a) deleting "and" at the end of sub-clause (xiii) thereof, (b) deleting the punctuation mark "." at the end of sub-clause (xiv) thereof and inserting the punctuation mark ";" in replacement therefor and (c) inserting "and" immediately after the punctuation mark ";" at the end of sub-clause (xiv) thereof.

                  SUBPART 2.3.10. Section 5.02(o) of the Existing Credit Agreement is hereby amended by inserting the following phrase at the end thereof

                           "; it being understood, however, that
                  notwithstanding the provisions of this subsection, the Borrower may (i) engage in the Short Bond Transaction and (ii) enter into agreements resulting in the conversion of outstanding Hedge Agreements from fixed rate Hedge Agreements to floating rate Hedge Agreements so long as the provisions of
                  Section 5.01(p) and the other requirements of this Agreement are complied with."

                  SUBPART 2.3.11. Section 5.04 of the Existing Credit Agreement is hereby amended by deleting the table set forth in clause (a) thereof in its entirety and inserting in replacement therefor the table set forth below:

         --------------------------------------------------------------
         Quarter Ending                                         Ratio
         --------------------------------------------------------------
         March 31, 2002                                       6.50:1.00
         June 30, 2002                                        5.75:1.00
         September 30, 2002                                   4.50:1.00
         December 31, 2002                                    4.00:1.00

         March 31, 2003                                       4.00:1.00
         June 30, 2003                                        3.75:1.00
         September 30, 2003                                   3.75:1.00
         December 31, 2003                                    3.75:1.00

         March 31, 2004                                       3.75:1.00

         For each fiscal quarter thereafter                   3.50:1.00
         --------------------------------------------------------------

                  SUBPART 2.3.12. Section 5.04 of the Existing Credit Agreement is hereby further amended by deleting the table set forth in clause (c) thereof in its entirety and inserting in replacement therefor the table set forth below:

         --------------------------------------------------------------
         Quarter Ending                                         Ratio
         --------------------------------------------------------------
         September 30, 2002                                   1.50:1.00
         December 31, 2002                                    1.50:1.00



         March 31, 2003                                       1.50:1.00
         June 30, 2003                                        1.50:1.00
         September 30, 2003                                   1.50:1.00
         December 31, 2003                                    1.50:1.00



         March 31, 2004                                       1.50:1.00

         For each fiscal quarter thereafter                   2.00:1.00
         --------------------------------------------------------------


         SUBPART 2.4. Amendment to Article VIII. Article VIII of the Existing Credit Agreement is hereby amended in accordance with Subpart 2.4.1.

                  SUBPART 2.4.1. Section 8.10 of the Existing Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

                  "Notwithstanding anything herein to the contrary, "Confidential Information" shall not include, and the Administrative Agent and each Lender (and their respective employees, directors, representatives and agents) may disclose, without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation
         Section 1.6011-4) of the transactions contemplated or permitted hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that (a) with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Advances and transactions contemplated hereby and (b) such "tax treatment" and "tax structure" shall not include the identity of any existing or future party to this Agreement, any specific market pricing information, including fees, expenses, rates or payments or any disclosure that would create a risk of violating securities laws.

                  Based on current information and circumstances, neither the Borrower nor any of its Subsidiaries expects to specifically identify one or more of the Advances under this Agreement or the Short Bond Transaction as a "reportable transaction" on IRS Form 8886 filed with its US tax returns for purposes of Sections 6011, 6111 or 6112 of the Internal Revenue Code or the Treasury Regulations promulgated thereunder.

                  The Borrower will notify the Administrative Agent and the Arranger promptly in the event that the Borrower or any of its Subsidiaries specifically identifies any of the Advances under this Agreement or the Short Bond Transaction as a "reportable transaction" on IRS Form 8886 filed with its US tax returns for purposes of Sections 6011, 6111 or 6112 of the Internal Revenue Code or the Treasury Regulations promulgated thereunder."

                                    PART III
                          CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Effectiveness. This Amendment and the amendments contained herein shall become effective on the date (the "Sixth Amendment Effective Date") when each of the conditions set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent provided that such conditions are in any event fulfilled no later than November 20, 2003.

                  SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent and the Arranger shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Administrative Agent and the Required Lenders.

                  SUBPART 3.1.2. CONSENT. THE Administrative Agent and the Arranger shall have received counterparts of a consent substantially in the form of Schedule I to this Sixth Amendment, duly executed by each of the Loan Parties (other than the Borrower).

                  SUBPART 3.1.3. Amendment Fee. The Administrative Agent shall have received, for the account of each Lender which shall have executed this Amendment before 5:00 p.m. (New York time) on November 13, 2003, an amendment fee in an aggregate amount equal to 0.125% of the aggregate amount of each such Lender's Advances and Commitments.

                  SUBPART 3.1.4. EXPENSES. THE Borrower shall have paid all expenses (including the fees and expenses of Shearman & Sterling) incurred in connection with the preparation, negotiation and execution of this Amendment and foregoing matters relating to the Credit Agreement from and after the closing thereof to the extent invoiced.

                  SUBPART 3.1.5. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and the Arranger and Shearman & Sterling as counsel. The Administrative Agent, the Arranger and counsel shall have received all information and such counterpart originals or such certified or other copies of such materials as the Administrative Agent, the Arranger or counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent, the Arranger and counsel.

                                     PART IV

                      MISCELLANEOUS; REPRESENTATIONS AND COVENANTS


                       SUBPART 4.1. Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Sixth Amendment Effective Date, all references in the Credit Agreement and each other Loan Document to the "Agreement" or "Credit Agreement", as applicable, shall refer to the Existing Credit Agreement, after giving effect to this Amendment, and this Amendment shall be a Loan Document for all purposes. The Borrower hereby confirms its obligations under Section 8.04 of the Credit Agreement to pay all fees and expenses of the Administrative Agent and the Arranger (including reasonable fees and out-of-pocket expenses of Shearman & Sterling) in connection with this Amendment and other ongoing administration of the Credit Agreement as provided in Section 8.04 of the Credit Agreement since the last invoice it received.

         SUBPART 4.2. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         SUBPART 4.3. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SUBPART 4.4. Successors and Assigns. This Amendment shall be binding upon the Borrower, the Lenders and the Agents and their respective successors and assigns, and shall inure to their successors and assigns.

         SUBPART 4.5. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Agents, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment, the following statements are true and correct: (a) the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct on the Sixth Amendment Effective Date as if made on the Sixth Amendment Effective Date and after giving effect to the Sixth Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) no Default has occurred and is continuing.

         SUBPART 4.6. Modifications to this Amendment. This Amendment can be amended, waived or otherwise modified by instrument in writing signed by the Borrower and the Required Lenders.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written,


                                   STEEL DYNAMICS, INC.

                                   BY: /s/ Theresa E. Wagler
                                      --------------------------------------
                                      Name:  Theresa E. Wagler
                                      Title: Corporate Controller &
                                             Assistant Secretary

                           JPMORGAN CHASE BANK,
                           As Administrative Agent and Collateral Agent and
                              as a Lender


                                   BY: /s/ James M. Ramage
                                      --------------------------------------
                                      Name:  James M. Ramage
                                      Title: Manager Director

                              MORGAN STANLEY SENIOR FUNDING, INC.,
                              as Arranger and Syndication Agent and as a Lender


                              By: /s/ Jaap L. Tonckens
                                 -------------------------------------------
                                 Nane:  Jaap L. Tonckens
                                 Title: Vice President
                                        Morgan Stanley Senior Funding

                              GENERAL ELECTRIC CAPITAL
                                   CORPORATION,
                              as Documentation Agent and as a Lender

                              By: /s/ John L. Dale
                                 ------------------------------------
                                 Name:  John L. Dale
                                 Title: Duly Authorized Signatory

                              AMCO INSURANCE COMPANY



                              By: Thomas S. Leggett
                                  -----------------------------
                                  Name:  THOMAS S. LEGGETT
                                  Title: ASSOCIATE VICE PRESIDENT
                                         PUBLIC BONDS

                              APEX (IDM) CDO I, LTD.


                              By: David L. Babson & Company Inc.
                                  as Collateral Manager


                              By: /s/ Glenn P Duffy
                                  -------------------------------
                                  Name: Glenn P Duffy, CFA
                                  Title: Managing Director

                              ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                              BY: ING Capital Advisors LLC,
                                  as Collateral Manager


                              By:  /s/ Gordon R. Cook
                                  -------------------------------
                                  Name:  Gordon R. Cook
                                  Title: Managing Director

                              ARES LEVERAGED INVESTMENT FUND II,
                                  L.P.

                              BY: ARES Management II, L.P.
                                    Its General Partner


                              By:   /s/ Seth J. Brufsky
                                  -------------------------------
                                  Name:  Seth J. Brufsky
                                  Title: Vice President

                              ARES III CLO Ltd

                              BY: ARES CLO Management LLC,
                                  Investment Manager


                              By:   /s/ Seth J. Brufsky
                                  -------------------------------
                                  Name:  Seth J. Browsky
                                  Title: Vice President

                              ARES IV CLO Ltd.

                              BY: Ares CLO Management IV, L.P.,
                                  Investment Manager

                              By: Ares CLO GP IV, LLC,
                                  Its Managing Member


                              By:   /s/ Seth J. Brufsky
                                  -------------------------------
                                  Name:  Seth J. Brufsky
                                  Title: Vice President

                              ARES V CLO Ltd.

                              BY: Ares CLO Management V, L.P.,
                                    Investment Manager

                              By: Ares CLO GP IV, LLC,
                                    Its Managing Member


                              By:   /s/ Seth J. Brufsky
                                  -------------------------------
                                  Name:  Seth J. Brufsky
                                  Title: Vice President

                              ARES VI CLO Ltd.

                              BY: Ares CLO Management VI, L.P.,
                                    Investment Manager

                              By: Ares CLO GP VI, LLC,
                                    Its Managing Member


                              By:   /s/ Seth J. Brufsky
                                  -------------------------------
                                  Name:  Seth J. Brufsky
                                  Title: Vice President

                              ARES VII CLO Ltd.

                              BY: Ares CLO Management VII, L.P.,
                                    Investment Manager

                              By: Ares CLO GP VII, LLC,
                                    Its Managing Member


                              By:   /s/ Seth J. Brufsky
                                  -------------------------------
                                  Name:  Seth J. Brufsky
                                  Title: Vice President

                              ATRIUM CLO


                              By: /s/ David H. Lerner
                                 -------------------------------
                                 Title:

                                        DAVID H. LERNER
                                     AUTHORIZED SIGNATORY

                              AURUM CLO 2002-1 LTD.

                              By: Columbia Management Advisors, Inc.,
                                    As Investment Manager


                              By:   /s/ James R. Follows
                                  -------------------------------
                                  Name:  James R. Follows
                                  Title: Sr. Vice Presidient &
                                         Portfolio Manager

                              BABSON CLO LTD. 2003-1

                              By: David L. Babson & Company Inc. as Manager


                              By:   /s/ Glenn P Duffy
                                  -------------------------------
                                  Name:  Glenn P Duffy, CFA
                                  Title: Managing Director

                              BALLYROCK CDO I LIMITED

                              By: BALLYROCK INVESTMENT ADVISORS
                                  LLC, as Collateral Manager



                              By:   /s/ Lisa Rymut
                                  -------------------------------
                                  Name:  Lisa Rymut
                                  Title: Assistant Treasurer

                              BALLYROCK CLO II LIMITED

                              By: BALLYROCK INVESTMENT ADVISORS
                                  LLC, as Collateral Manager



                              By:   /s/ Lisa Rymut
                                  -------------------------------
                                  Name:  Lisa Rymut
                                  Title: Assistant Treasurer

                              BIG SKY SENIOR LOAN FUND, LTD.

                              By: Eaton Vance Management, as Investment
                                  Manager



                              By:   /s/ Michael B. Botthof
                                  -------------------------------
                                  Name:  Michael B. Botthof
                                  Title: President

                              BILL AND MELINDA GATES FOUNDATION

                              By: David L. Babson & Company Inc. as
                                  Investment Adviser



                              By:   /s/ Glenn P Duffy
                                  -------------------------------
                                  Name:  Glenn P Duffy
                                  Title: Managing Director

                              Sankaty Advisors, LLC, as Collateral
                              Manager for Brant Point II CBO
                              2000-1 LTD., as Term Lender


                              By:   /s/ Diane J. Exter
                                  -------------------------------
                                  Name:  Diane J. Exter
                                  Title: Managing Director
                                         Portfolio Manager

                              CALLIDUS DEBT PARTNERS CLO
                                   FUND II, LTD.


                              By:   /s/ Mavis Taintor
                                  -------------------------------
                                  Name:  Mavis Taintor
                                  Title: Managing Director

                              Sankaty Advisors, LLC as Collateral
                              Manager for Castle Hill I - INGOTS,
                              Ltd., as Term Lender


                              By:   /s/ Diane J. Exter
                                  -------------------------------
                                  Name:  Diane J. Exter
                                  Title: Managing Director
                                         Portfolio Manager

                              Sankaty Advisors, LLC, as Collateral
                              Manager for Castle Hill II - INGOTS,
                              Ltd., as Term Lender


                              By:   /s/ Diane J. Exter
                                  -------------------------------
                                  Name:  Diane J. Exter
                                  Title: Managing Director
                                         Portfolio Manager

                              Sankaty Advisors, LLC as Collateral
                              Manager for Castle Hill III CLO,
                              Limited, as Term Lender


                              By:   /s/ Diane J. Exter
                                  -------------------------------
                                  Name:  Diane J. Exter
                                  Title: Managing Director
                                         Portfolio Manager

                                        CLYDESDALE CLO 2001-1, LTD.


                                        By:   /s/ Richard W. Stewart
                                            -------------------------------
                                            Name:  Richard W. Stewart
                                            Title: Managing Director


        NOMURA CORPORATE RESEARCH
        AND ASSET MANAGEMENT INC.
                  AS
            COLLATMAL MANAM

                              COLUMBIA FLOATING RATE LIMITED
                                  LIABILITY COMPANY

                              By:   Columbia Management Advisors, Inc.
                                      As Advisor


                              By:   /s/ James R. Fellows
                                  -------------------------------
                                  Name:  James R. Fellows
                                  Title: Sr. Vice President &
                                         Portfolio Director

                              CSAM Funding I


                              By:   /s/ David H. Lerner
                                  -------------------------------
                                  Name:  David H. Lerner
                                  Title: Authorized Signatory

                              CSAM Funding II


                              By:   /s/ David H. Lerner
                                  -------------------------------
                                  Name:  David H. Lerner
                                  Title: Authorized Signatory

                              EATON VANCE CDO II

                              By:   Eaton Vance Management, as Investment
                                    Manager



                              By:   /s/ Michael B. Botthof
                                  -------------------------------
                                  Name:  Michael B. Botthof
                                  Title: President

                              EATON VANCE INSTITUTIONAL SENIOR
                                    LOAN FUND

                              By:   Eaton Vance Management, as Investment
                                    Manager



                              By:   /s/ Michael B. Botthof
                                  -------------------------------
                                  Name:  Michael B. Botthof
                                  Title: President

                           ELC (CAYMAN) LTD.

                           By: David L. Babson & Company Inc., as Collateral Manager



                           By:   /s/ Glenn P Duffy
                               -------------------------------
                               Name:  Glenn P Duffy
                               Title: Managing Director

                           ELC (CAYMAN) LTD. 2000-1

                           By: David L. Babson & Company Inc., as Collateral Manager



                           By:   /s/ Glenn P Duffy
                               -------------------------------
                               Name:  Glenn P Duffy, CFA
                               Title: Managing Director

                           FIDELITY ADVISOR SERIES II HIF


                           By:   /s/ John H. Costello
                               -------------------------------
                               Name:  John H. Costello
                               Title: Assistant Treasurer

                           FIFTH THIRD BANK


                           By:   /s/ David W. O'Neal
                               -------------------------------
                               Name:  David W. O'Neal
                               Title: Vice President

                           FIRST NATIONAL BANK AND TRUST
                               COMPANY


                           By:   /s/ Jason L. Etter
                               -------------------------------
                               Name:  Jason L. Etter
                               Title: Assistant Vice President

                           FRANKLIN CLO II, LIMITED


                           By:   /s/ Richard D'Addario
                               -------------------------------
                               Name:  Richard D'Addario
                               Title: Senior Vice President

                           FRANKLIN CLO III, LIMITED


                           By:   /s/ Richard D'Addario
                               -------------------------------
                               Name:  Richard D'Addario
                               Title: Senior Vice President

                           FRANKLIN FLOATING RATE MASTER
                                SERIES


                           By:   /s/ Richard D'Addario
                               -------------------------------
                               Name:  Richard D'Addario
                               Title: Vice President

                           GOLDENTREE LOAN OPPORTUNITIES I,
                           LIMITED

                           By: GoldenTree Asset Management, LP


                           By:   /s/ Thomas O'Shea
                               -------------------------------
                               Name:  Thomas O'Shea
                               Title: Portfolio Manager

                           GRAYSON AND CO

                           By: Boston Management and Research
                               as Investment Advisor


                           By:   /s/ Michael B. Botthof
                               -------------------------------
                               Name:  Michael B. Botthof
                               Title: Vice President

                              Sankaty Advisors, LLC as Collateral
                              Manager for Great Point CLO 1999-1,
                              LTD., as Term Lender


                              By:   /s/ Diane J. Exter
                                  -------------------------------
                                  Name:  Diane J. Exter
                                  Title: Managing Director
                                         Portfolio Manager

                              HARBOUR TOWN FUNDING LLC


                              By:   /s/ Diane M. Himes
                                  -------------------------------
                                  Name:  Diane M. Himes
                                  Title: Assistant Vice President

                              HARBOURVIEW CLO IV, LTD.


                              By:   /s/ Lisa Chaffee
                                  -------------------------------
                                  Name:  Lisa Chaffee
                                  Title: Manager

                              HARBOURVIEW CLO V, LTD.


                              By:   /s/ Lisa Chaffee
                                  -------------------------------
                                  Name:  Lisa Chaffee
                                  Title: Manager

                              HARRIS TRUST AND SAVINGS BANK


                              By:   /s/ Thad D. Rasche
                                  -------------------------------
                                  Name:  Thad D. Rasche
                                  Title: Vice President

                              ING-ORYX CLO, LTD.

                              By:   ING Capital Advisors LLC,
                                    as Collateral Manager



                              By:   /s/ Gordon R. Cook
                                  -------------------------------
                                  Name:  Gordon R. Cook
                                  Title: Managing Director

                        MAPLEWOOD (CAYMAN) LIMITED

                        By: David L. Babson & Company Inc. under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager


                        By:   /s/ Glenn Duffy
                            -------------------------------
                            Name:  Glenn Duffy, CFA
                            Title: Managing Director

                        MASSACHUSETTS MUTUAL LIFE
                              INSURANCE

                        By:   David L. Babson & Company Inc. as
                              Investment Adviser


                        By:   /s/ Glenn P. Duffy
                            -------------------------------
                            Name:  Glenn P. Duffy, CFA
                            Title: Managing Director

                        MONUMENT CAPITAL LTD.

                        By:   Alliance Capital Management L.P., as
                              Investment Manager


                        By: Alliance Capital Management Corporation, as General Partner


                        By:   /s/ Sverker Johansson
                            -------------------------------
                            Name:  Sverker Johansson
                            Title: Vice President

                        MORGAN STANLEY BANK


                        By:   /s/ Jaap L. Tonckens
                            -------------------------------
                            Name:  Jaap L. Tonckens
                            Title: Vice President
                                   Morgan Stanley Bank

                        NATIONAL CITY BANK OF INDIANA


                        By:   /s/ Lawrence J. Mayers
                            -------------------------------
                            Name:  Jaap L. Tonckens
                            Title: Senior Vice President

                        NATIONWIDE MUTUAL FIRE INSURANCE
                             COMPANY


                        By:   /s/ Thomas S. Leggett
                            -------------------------------
                            Name:  Thomas S. Leggett
                            Title: Assistant Vice President
                                   Public Bonds

                        NEMEAN CLO, LTD.

                        By:  ING Capital Advisors LLC,
                             as Investment Manager


                        By:   /s/ Gordon R. Cook
                            -------------------------------
                            Name:  Gordon R. Cook
                            Title: Managing Director

                        NEW ALLIANCE GLOBAL CDO, LIMITED

                        By:  Alliance Capital Management L.P.,
                             as Sub-Advisor

                        By: Alliance Capital Management Corporation, as General Partner


                        By:   /s/ Sverker Johansson
                            -------------------------------
                            Name:  Sverker Johansson
                            Title: Vice President

                        NEWTON CDO LTD.

                        By:  David L. Babson & Company Inc. as
                             Investment Manager


                        By:   /s/ Glenn P. Duffy
                            -------------------------------
                            Name:  Glenn P. Duffy, CFA
                            Title: Manager Director

                                          NOMURA BOND & LOAN FUND


                                          By:   /s/ Richard W. Stewart
                                              -------------------------------
                                              Name:  Richard W. Stewart
                                              Title: Manager Director

By: UFJ Trust Bank Limited
    as Trustee
By: Nomura Corporate Research and
    Asset Management Inc.
    Attorney in Fact

                        NYLIM HIGH YIELD CDO 2001 LTD.

                        By: New York Life Investment Management LLC, As Investment Manager and Attorney-In-Fact




                        By:   /s/ F. David Melka
                            -------------------------------
                            Name:  F. David Melka
                            Title: Vice President

                        PNC BANK


                        By:   /s/ Peter A. Yanief
                            -------------------------------
                            Name:  Peter A. Yanief
                            Title: Assistant Vice President

                        PRINCIPAL LIFE INSURANCE COMPANY

                        By: Principal Global Investors, LLC
                            a Delaware limited liability company,
                            its authorized signatory



                        By:   /s/ Jon C. Henry
                              ------------------------------------
                        Its:  Jon C. Henry, Counsel
                              ------------------------------------


                        By:   /s/ Elizabeth D. Swanson
                              ------------------------------------
                        Its:  Elizabeth D. Swanson, Counsel
                              ------------------------------------

                        RACE POINT CLO, LIMITED

                        By:   Sankaty Advisors, LLC as Collateral Manager



                        By:   /s/ Diane J. Exter
                            -------------------------------
                            Name:  Diane J. Exter
                            Title: Manager Director
                                   Portfolio Manager

                        RACE POINT II CLO, LIMITED

                        By:   Sankaty Advisors, LLC as Collateral Manager



                        By:   /s/ Diane J. Exter
                            -------------------------------
                            Name:  Diane J. Exter
                            Title: Manager Director
                                   Portfolio Manager

                        SECURITY BENEFIT LIFE INSURANCE COMPANY


                        By:   /s/ Steve Columbano
                            -------------------------------
                            Name:  Steve Columbano
                            Title: Vice President

                        SEQUILS-ING I (HBDGM), LTD.

                        By:  ING Capital Advisors LLC,
                             as Collateral Manager


                        By:   /s/ Gordon R. Cook
                            -------------------------------
                            Name:  Gordon R. Cook
                            Title: Managr Director

                        SRF 2000, INC.


                        By:   /s/ Diana M. Himes
                            -------------------------------
                            Name:  Diana M. Himes
                            Title: Assistant Vice President

                        SUFFIELD CLO, LIMITED

                        By:  David L. Babson & Company Inc.
                             as Collateral Manager


                        By:   /s/ Glenn P. Duffy
                            -------------------------------
                            Name:  Glenn P. Duffy, CFA
                            Title: Managing Director

                        TRYON CLO LTD. 2000-1

                        By:  David L. Babson & Company Inc.
                             as Collateral Manager


                        By:   /s/ Glenn P. Duffy
                            -------------------------------
                            Name:  Glenn P. Duffy, CFA
                            Title: Managing Director

                        WILBRAHAM CBO, LIMITED

                        By:  David L. Babson & Company Inc. as
                             Investment Manager


                        By:   /s/ Glenn P. Duffy
                            -------------------------------
                            Name:  Glenn P. Duffy, CFA
                            Title: Managing Director

                          SCHEDULE I TO SIXTH AMENDMENT

                                     CONSENT

                          Dated as of November 13, 2003


                    Each of the undersigned, as Guarantor under the Subsidiary Guaranty and Grantor under the Security Agreement, for the benefit of the Administrative Agent and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Sixth Amendment, hereby consents to such Sixth Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Sixth Amendment, each of the Subsidiary Guaranty and Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty and Security Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Sixth Amendment, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                                   SDI INVESTMENT COMPANY

                                   By: /s/ Tracy L. Shellabarger
                                       -----------------------------
                                       Title: V.P. and CFO


                                   IRON DYNAMICS, INC.

                                   By: /s/ Tracy L. Shellabarger
                                       -----------------------------
                                       Title: V.P. and CFO


                                   DYNAMICS BAR PRODUCTS, LLC

                                   By: Steel Dynamics Inc., its sole member

                                   By: /s/ Tracy L. Shellabarger
                                       -----------------------------
                                       Title: V.P. and CFO


                                   STEEL DYNAMICS SALES NORTH
                                   AMERICA, INC.

                                   By: /s/ Tracy L. Shellabarger
                                       -----------------------------
                                       Title: V.P. and CFO



                                       10